                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Ansys, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                                  ANSYS, INC.
                                  SOUTHPOINTE
                             275 TECHNOLOGY DRIVE
                             CANONSBURG, PA 15317

                                                                 March 28, 2002

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of ANSYS, Inc. (the "Company") to be held on Thursday, May 9, 2002, at 2:00 p.m., local time, at the Southpointe Club located at Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania (the "Annual Meeting"), for the purpose of considering and acting on the following:

   The Annual Meeting has been called for the purpose of (i) electing two Class III Directors for three-year terms and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on March 14, 2002 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

   The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Class III Directors of the Company.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                       Sincerely,

                                       /s/ James E. Cashman III

                                       James E. Cashman III
                                       President and
                                       Chief Executive Officer

                                  ANSYS, INC.
                                  SOUTHPOINTE
                             275 TECHNOLOGY DRIVE
                             CANONSBURG, PA 15317
                                (724) 746-3304

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, MAY 9, 2002

   Notice Is Hereby Given that the Annual Meeting of Stockholders of ANSYS, Inc. (the "Company") will be held on Thursday, May 9, 2002, at 2:00 p.m., local time, at the, Southpointe Club, Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania (the "Annual Meeting"), for the purpose of considering and voting upon:

  1. The election of two Class III Directors for three-year terms; and

  2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on March 14, 2002 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

   In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                       By Order of the Board of Directors


                                       /s/ Maria T. Shields

                                       Maria T. Shields
                                       Chief Financial Officer

Canonsburg, Pennsylvania
March 28, 2002

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                  ANSYS, INC.
                                  SOUTHPOINTE
                             275 TECHNOLOGY DRIVE
                             CANONSBURG, PA 15317
                                (724) 746-3304

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 9, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ANSYS, Inc. (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 9, 2002 at 2:00 p.m., local time, at the Southpointe Club, Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania, and any adjournments or postponements thereof (the "Annual Meeting").

   At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

  1. The election of two Class III Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2005 and until such Director's successor is duly elected and qualified; and

  2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

   The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about March 28, 2002 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 14, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 14,701,332 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 236 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

   The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

   The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present and represented by proxy and entitled to vote on the matter is required for the election of the Class III Directors. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Class III Directors and, therefore, will not have an effect on the election of the Class III Directors.

   STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS

CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION AS CLASS III DIRECTORS OF THE NOMINEES LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF CLASS III DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

   Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

   The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2001 ("Fiscal 2001"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

   The Board of Directors of the Company currently consists of seven members and is divided into three classes, with three Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

   At the Annual Meeting, two Class III Directors will be elected to serve until the annual meeting of stockholders in 2005 and each until such Director's successor is duly elected and qualified. The Board of Directors has nominated James E. Cashman, III and John F. Smith for re-election as the Class III Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Mr. Cashman and Mr. Smith as Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if either of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

   A quorum being present, the affirmative vote holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominees as Class III Directors of the Company.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS III DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

   The Board of Directors of the Company held eight meetings during Fiscal 2001. During Fiscal 2001, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he or she was a member. The Board of Directors has established an Audit and Ethics Committee (the "Audit Committee") and a Compensation and Option Committee (the "Compensation Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures, considers the effect of such procedures on the accountants' independence and establishes policies for business values, ethics and employee relations. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's 1996 Stock Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Audit Committee currently consists of Roger J. Heinen, Jr., Bradford C. Morley and Patrick J. Zilvitis and held five meetings during Fiscal 2001. The Compensation Committee currently consists of Jacqueline C. Morby and John F. Smith and held eight meetings during Fiscal 2001.

   In Fiscal 2001, non-employee Directors (the "Independent Directors") received fees of $2,000 and $1,000, respectively, for each meeting of the Board of Directors or Board committee they attended, and each Director was reimbursed for travel and other expenses incurred in attending meetings. The Company pays a $5,000 annual retainer to each Independent Director. Also, under the 1996 Stock Plan, each Independent Director is entitled to receive a one-time grant and an annual grant of options to purchase Common Stock as described under "1996 Stock Option and Grant Plan--Independent Director Options."

                    AUDIT COMMITTEE REPORT TO SHAREHOLDERS

   The Board of Directors has established an Audit Committee, whose members during Fiscal 2001 were Roger J. Heinen, Jr., Bradford C. Morley and Patrick
J. Zilvitis. Mr. Morley was appointed to the Audit Committee by the Board of Directors in February 2001. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of The Nasdaq Stock Market, Inc. The Audit Committee approved a written charter in 2000, which was included in the proxy statement for the 2001 annual meeting of stockholders as Exhibit A.

   With respect to Fiscal 2001, the Audit Committee:

  -- reviewed and discussed the audited financial statements with the Company's management;

  -- discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

  -- discussed with PricewaterhouseCoopers LLP its independence and received from it disclosures regarding its independence.

   Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the U.S. Securities and Exchange Commission.

PRINCIPAL ACCOUNTING FIRM FEES

   The following table sets forth the aggregate fees billed to the Company for Fiscal 2001 by the Company's principal accounting firm, PricewaterhouseCoopers LLP.

Audit Fees............................................................ $ 89,000
Financial Information System Design and Implementation Fee............      --
All Other Fees........................................................  133,000
                                                                       --------
                                                                       $222,000

   PricewaterhouseCoopers LLP did not provide any services related to financial information systems design and implementation during 2001.

   "All Other Fees" includes fees for services consisting of (i) tax planning,
(ii) acquisition due diligence, (iii) various employee benefit audits and (iv) evaluating the effects of various accounting issues.

   The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor's independence.

                                              AUDIT COMMITTEE

                                              Roger J. Heinen, Jr.
                                              Bradford C. Morley
                                              Patrick J. Zilvitis

   Set forth below is certain information regarding the Directors of the Company, including the Class III Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                        DIRECTOR
NAME                                                                AGE  SINCE
----                                                                --- --------
CLASS I--TERM EXPIRES 2003
Peter J. Smith.....................................................  57   1994
Patrick J. Zilvitis (1)............................................  58   2000
Bradford C. Morley (1).............................................  55   2001
CLASS II--TERM EXPIRES 2004
Roger J. Heinen, Jr. (1)...........................................  51   1996
Jacqueline C. Morby (2)............................................  64   1994
CLASS III--TERM EXPIRES 2002
James E. Cashman III*..............................................  48   2000
John F. Smith (2)*.................................................  66   1995

--------
 * Nominee for re-election.

(1)  Member of Audit and Ethics Committee.

(2)  Member of the Compensation and Option Committee.

   The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

   Peter J. Smith has been Chairman of the Board of Directors of the Company since July 1995. Mr. Smith served as President until April 1999 and Chief Executive Officer until February 2000. Prior to joining the Company, Mr. Smith was Vice President of European Operations for Digital Equipment Corporation ("Digital"), a computer company, from November 1991 to March 1994. Previously, he managed Digital's worldwide applications development and marketing activities, including its engineering systems group which focused on CAD and CAM, graphics and general engineering market business. Mr. Smith holds a B.S. degree in electrical engineering from Northeastern University and an M.B.A. from the University of Notre Dame. Mr. Smith is also Chief Executive Officer of Neartek, Inc., a storage software company, and Chairman of the Martin Group, a telecommunications software billing company.

   James E. Cashman III has been Chief Executive Officer of the Company since February 2000 and President since April 1999. Mr. Cashman served as the Company's Senior Vice President, Operations from September 1997 to April 1999. Prior to joining the Company, Mr. Cashman was Vice President of International Operations/Marketing/Product Development at PAR Technology Corporation, a computer software and hardware company involved in transaction processing, from May 1995 to September 1997. From September 1994 to May 1995, he was Vice President, Development and Marketing at Metaphase Technology, Inc., a product data management company. Prior to joining Metaphase, Mr. Cashman was employed by Structural Dynamics Research Corporation, a computer aided design company, from 1976 to 1994, in a number of sales and technical positions. Mr. Cashman is also a director of the Pittsburgh Technology Council.

   Roger J. Heinen, Jr. has served as a director of the Company since April 1996. Mr. Heinen is a Venture Partner with Flagship Ventures in Cambridge, Massachusetts and was a Senior Vice President, Developer Division, of Microsoft Corporation, a software company, from January 1993 through March 1996. Mr. Heinen is also a director of Progress Software Corporation, which markets and supports application development, deployment and management software as well as a director for several start-up companies in the information technology sector.

   Jacqueline C. Morby has served as a director of the Company since February 1994. She has been Managing Director or a partner of TA Associates, Inc. or its predecessor since 1982. Ms. Morby is also a director of J&B Software, a transaction processing software and services company, NxTrend Technology Inc., an enterprise software company, SoftMed Systems Incorporated, a healthcare information systems company, Pacific Life Corporation, a life insurance company, and HVL Incorporated, a manufacturer and distributor of vitamins and nutritional supplements.

   Bradford C. Morley has served as a director since February 2001. From 1994 through 1999, Mr. Morley served as a director for two high technology software companies, Computer Aided Design Software, Inc. and Camax Manufacturing Technologies. From 1990 to 1993, Mr. Morley was President of Applicon, Inc., a CAD/CAM subsidiary of Schlumberger Ltd. Prior to that time, Mr. Morley was employed for fifteen years at Structural Dynamics Research Corporation, where he served as Senior Vice President and General Manager. Mr. Morley is also currently serving as a director of CoCreate Software Inc., a provider of collaborative product design software solutions.

   John F. Smith has served as a director of the Company since December 1995. Mr. Smith is currently a partner in NewcoGen Group, a group that initiates and manages companies from earliest stage of technology innovations. Most recently, Mr. Smith served as Chief Executive Officer and director of Infini Switch, a venture backed company developing switch technology for infiniband standard. Mr. Smith served as the President of Perseptive Biosystems, a life sciences company, from July 1996 to 1999 and as Chief Operating Officer and Senior Vice President of Digital from 1986 through 1994. Mr. Smith also serves on numerous private company boards.

   Patrick J. Zilvitis has served as a director since July 2000. Mr. Zilvitis had been Chief Information Officer and Corporate Vice President of the Gillette Company, a global producer of consumer goods since 1992. Prior to 1992, Mr. Zilvitis managed the Consulting Services business at Digital Equipment Corporation, a computer company. Mr. Zilvitis is also on Advisory Boards at Timex Corporation, a watch manufacturing company, Babson College, several start-up companies and is an active consultant with the Harvard Group. He is currently Chief Information Officer at Segway LLC, a New Hampshire start-up company manufacturing and selling the Segway Human Transporter.

                              EXECUTIVE OFFICERS

   The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each executive officer who is not also a director are set forth below as of December 31, 2001.

NAME                     AGE                              POSITION
----                     ---                              --------
Peter J. Smith..........  57 Executive Chairman
James E. Cashman III....  48 President and Chief Executive Officer
Maria T. Shields........  37 Chief Financial Officer, Vice President, Finance and Administration
Dr. Armin O. Wulf.......  53 Vice President & General Manager, Environment Business Unit
Michael J. Wheeler......  50 Vice President & General Manager, Mechanical Business Unit
Joseph C. Fairbanks,
 Jr. ...................  47 Vice President, Sales and Support

   Maria T. Shields has been the Company's Chief Financial Officer, Vice President, Finance and Administration since September 1998. Previously, she had served as the Company's Corporate Controller since September 1994, and a Vice President since May 1998. Prior to joining the Company, Ms. Shields held various positions at Deloitte & Touche LLP, including that of Audit Manager. Ms. Shields is a CPA and holds a B.S. degree in accounting from Pennsylvania State University.

   Dr. Armin O. Wulf has been Vice President & General Manager, Environment Business Unit since January 2002. Previously, he had served as President of the Company's ICEM CFD Engineering subsidiary since the Company acquired ICEM CFD Engineering in August 2000. Prior to its acquisition by the Company, Dr. Wulf had served as President of ICEM CFD Engineering since 1993. Dr. Wulf holds a Ph.D. in Nonlinear Structural Analysis from the Technical University Berlin, Germany.

   Michael J. Wheeler has been Vice President & General Manager, Mechanical Business Unit since January 2002. Previously, he had served as the Company's Vice President, Marketing since December 2000. Prior to joining the Company, Mr. Wheeler was Vice President of Operations of Technet International, a computer aided engineering services company since May 2000. Prior to May 2000, Mr. Wheeler held various management roles with Parametric Technology Corporation, a computer aided design company. Mr. Wheeler holds a Bachelor of Science degree in Mechanical Engineering from the University of Pittsburgh.

   Joseph C. Fairbanks, Jr. has been Vice President, Sales and Support since October 2001. Prior to joining the Company, Mr. Fairbanks was President and Chief Operating Officer for Black Oak Computer Services Incorporated from August 2000 to October 2001. Prior to this position, Mr. Fairbanks was the Vice President, Sales and Marketing, for the IBM Business Unit of Avnet Hallmark, a IBM Distributor, from August 1997 to August 2000. Prior to August 1997, Mr. Fairbanks was the Director of Sales Operations for Aspen Technology, a chemical engineering software company. Mr. Fairbanks holds a degree in Computer Sciences from West Chester University.

                            EXECUTIVE COMPENSATION

   The following table provides certain summary information concerning compensation (including salary, bonuses, stock options and certain other compensation) paid by the Company for services in all capacities for the fiscal years ended December 31, 1999, 2000 and 2001 to its Executive Chairman, its Chief Executive Officer and to each of its three other most highly compensated executive officers whose total compensation exceeded $100,000 in Fiscal 2001 (all five being hereinafter referred to as the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                             LONG-TERM
                            ANNUAL COMPENSATION         COMPENSATION AWARDS
                         ------------------------- -----------------------------
                                                      SECURITIES     ALL OTHER
NAME AND PRINCIPAL                                   UNDERWRITING   COMPENSATION
POSITION                 YEAR SALARY ($) BONUS ($) OPTIONS (SHARES)    ($)(1)
------------------       ---- ---------- --------- ---------------- ------------
James E. Cashman III
 (2).................... 2001  247,083    170,000      100,000         28,965(3)
 President and Chief Ex-
  ecutive Officer        2000  212,917    148,125      100,000         32,445(3)
                         1999  183,750    101,750      100,000         24,296(3)
Peter J. Smith.......... 2001  100,000     70,000          --          33,380(4)
 Executive Chairman      2000  130,770    129,795          --          39,206(4)
                         1999  284,620    245,366          --          28,565(4)
Paul A. Johnson......... 2001  157,333     30,640        7,500         13,843
 Vice President, Devel-
  opment Services        2000  154,225     31,840       12,000         13,843
                         1999  150,000     38,000       25,000         15,920
Mark C. Imgrund......... 2001  141,985     17,500        6,500         13,940
 Vice President, Product
  Development            2000  139,275     14,500        7,500         13,143
                         1999  136,220     18,500        4,800         15,004
Michael J. Wheeler (5).. 2001  130,000     34,640       22,800            --
 Vice President & Gen-
  eral Manager           2000    7,917        --        15,000            --
 Mechanical Business
  Unit

--------
(1) Consists of contributions by the Company to its Pension and Profit-Sharing Plans on behalf of each of the named executive officers unless and to the extent otherwise noted.

(2) Became the Company's President in April 1999 and Chief Executive Officer in February 2000.

(3) Includes $2,165 for 2001, $5,106 for 2000 and $4,611 for 1999 related to
    North America Sales Elite performance plan trip. Also includes premiums on life insurance of $3,430 and $3,430 paid by the Company on behalf of Mr. Cashman for 2001 and 2000, respectively, and a car allowance paid at the rate of $600 per month.

(4) Includes premiums on life insurance of $9,680, $9,080 and $8,500 paid by the Company on behalf of Mr. Smith for 2001, 2000 and 1999, respectively, and a car allowance paid at the rate of $600 per month. Also includes $5,106 for 2000 related to North America Sales Elite performance plan trip.

(5) Joined the Company as its Vice President of Marketing in December 2000.

   Option Grants. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Company's Named Executive Officers who received such grants during Fiscal 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS
                         ---------------------------------------------
                                                                            POTENTIAL
                                                                           REALIZABLE
                                                                        VALUE AT ASSUMED
                         NUMBER OF     PERCENT                           ANNUAL RATES OF
                         SECURITIES    OF TOTAL    EXERCISE                STOCK PRICE
                         UNDERLYING    OPTIONS     OR BASE              APPRECIATION FOR
                          OPTIONS      GRANTED      PRICE                OPTION TERM (1)
                          GRANTED    TO EMPLOYEES    PER    EXPIRATION -------------------
NAME                      (#) (2)   IN FISCAL YEAR  ($/SH)     DATE     5% ($)   10% ($)
----                     ---------- -------------- -------- ---------- -------- ----------
James E. Cashman III....  100,000        12.9%     $11.4375   2/02/11  $719,298 $1,822,843
Paul A. Johnson.........    7,500         1.0%     $18.70     8/20/11  $ 88,202 $  223,522
Mark C. Imgrund.........    6,500         0.8%     $18.70     8/20/11  $ 76,442 $  193,719
Michael J. Wheeler......    7,800         1.0%     $18.70     8/20/11  $ 91,731 $  232,463
                           15,000         1.9%     $26.56    12/10/11  $250,552 $  634,947

--------
(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(2) The options set forth above become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee's continued employment and terminate ten years after the grant date subject to earlier termination in accordance with the Company's 1996 Stock Plan and the applicable option agreement. All options were granted at fair market value as determined by the Compensation Committee of the Board of Directors of the Company on the date of the grant.

   Option Exercises and Option Values. The following table sets forth information concerning the number of shares acquired and the value realized upon exercise of stock options during Fiscal 2001 and information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers who held such options at December 31, 2001.

                   AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF
                                                    SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                           SHARES                  UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                         ACQUIRED ON              DECEMBER 31, 2001 (#) (1) DECEMBER 31, 2001 ($) (1) (2)
                          EXERCISE      VALUE     ------------------------- -----------------------------
NAME                         (#)     REALIZED ($) EXERCISABLE UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----                     ----------- ------------ ----------- ------------- -----------------------------
Peter J. Smith..........      --            --       52,528          --     $    1,168,748            --
James E. Cashman III....      --            --      182,500      237,500    $    3,068,000 $    3,505,000
Paul A. Johnson.........   40,000      $592,110     101,750       37,750    $    1,382,668 $      520,756
Mark C. Imgrund.........   30,000      $352,364      24,225       16,175    $      415,130 $      180,816
Michael J. Wheeler......      --            --        3,750       34,050    $       55,406 $      212,628

--------
(1) Except for Peter J. Smith's stock options, the stock options set forth above become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Compensation Committee of the Board of Directors of the Company on the date of the grant. See "1994 Stock Option and Grant Plan" and "1996 Stock Option and Grant Plan."

(2) Based on the last reported sale price on the Nasdaq National Market on December 31, 2001 ($24.65 per share) less the aggregate option exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of variable pay and pay-for-performance, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. Not less than a majority of the Compensation Committee will consist of outside directors. It is also envisioned that the composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act as in effect from time to time.

   Compensation Philosophy. The underlying philosophy of the Company's compensation programs is to pay competitive amounts to obtain and retain valuable executives and to align executive compensation with several key objectives. The first of these objectives is to enable the Company to attain its annual market penetration and financial targets. Another key objective is to ensure that a major portion of each executive's cash compensation is linked to significant improvements in the Company's financial performance. The third key objective is to make it possible for the Company to attract, retain and reward executives who are responsible for leading the Company in achieving or exceeding corporate performance goals, amid a very competitive market for technical, marketing and sales personnel.

   The Company's executive compensation programs generally will consist of three principal elements: base salary, cash bonus and stock options and benefits including pension and 401(k) benefits. The Company's objective is to emphasize incentive compensation in the form of bonuses and stock option grants, rather than base salary.

   Base salary determinations will reflect, among other factors deemed relevant, competitive pay practices of comparable high technology companies, with a focus on the skills and performance levels of individual executives and the needs of the Company. Bonuses under the Company's incentive plans will reflect, among other relevant items, the Company's financial performance and achievement of corporate objectives established by the Board of Directors prior to the start of each fiscal year, such as those relating to revenue and profitability. Stock option awards will reflect, among other relevant items, the job level of the employee, responsibilities to be assumed in the upcoming fiscal year, responsibilities of each executive in prior years and the size of awards made to each such officer in prior years relative to the Company's overall performance.

   In establishing the level of incentive bonuses for the Company's executives for Fiscal 2001, the Compensation Committee considered, among other things, competitive market issues and the Company's performance in such areas as development, client services, product quality, market penetration, administration, organization and financial performance, sales of particular units and performance of the Company as a whole.

   Compensation of the Chief Executive Officer. In determining Mr. Cashman's compensation for Fiscal 2001, the Compensation Committee reviewed industry surveys of compensation paid to chief executives officers of comparable companies, and evaluated the achievement of corporate, individual and organizational objectives for the fiscal year. Mr. Cashman's annual base compensation for Fiscal 2001 totaled $247,083, an increase of 16% over 2000. Effective February 2000, Mr. Cashman assumed the responsibility of Chief Executive Officer. Mr. Cashman was promoted to President of the Company in April 1999.

   In Fiscal 2001, Mr. Cashman also received semi-annual bonuses determined on the basis of the achievement of specific weighted corporate, individual and organizational objectives for the fiscal year. These objectives focused on areas such as financial performance and business growth, product development, market penetration, product and service quality, administration and corporate development. Mr. Cashman was awarded aggregate incentive bonuses of $170,000 for Fiscal 2001, as compared with an incentive bonus of $148,125 for 2000.
Mr. Cashman was also awarded 100,000 stock options in both 2001 and in 2000.

   Deductibility of Executive Compensation. Beginning in 1994, the Internal Revenue Code of 1986, as amended (the "Code"), limited the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering the Company's current compensation plans and policy, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of the Company.

                                              COMPENSATION COMMITTEE

                                              Jacqueline C. Morby
                                              John F. Smith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Since February 1994, all executive officer compensation decisions have been made by the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. During Fiscal 2001, the Compensation Committee consisted of Jacqueline Morby and John F. Smith.

SHAREHOLDER RETURN PERFORMANCE GRAPH

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Russell 2000 Index, the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Computer and Data Processing Industry Index for the period commencing January 1, 1997 and ended December 31, 2001. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Russell 2000 Index, the Nasdaq Stock Market Index and the Peer Group Index on January 1, 1997, and the reinvestment of all dividends.

                                     [CHART]

------------------------------------------------------------------------------
--
                            1996     1997     1998     1999     2000     2001
------------------------------------------------------------------------------
--
ANSYS, INC.                100.00    53.70    81.48    81.48    83.33   182.59
------------------------------------------------------------------------------
--
PEER GROUP INDEX           100.00    98.80    77.77   107.96    60.00    49.45
------------------------------------------------------------------------------
--
NASDAQ MARKET INDEX        100.00   122.32   172.52   304.92   191.25   152.46
------------------------------------------------------------------------------
--
RUSSELL 2000 INDEX         100.00   122.34   118.91   142.21   136.07   137.46
------------------------------------------------------------------------------
--

                              STOCK OPTION PLANS

   1994 Stock Option and Grant Plan. In February 1994, the Company's Board of Directors adopted and the stockholders subsequently approved the 1994 Stock Plan. The Company does not intend to make additional grants under the 1994 Stock Plan. The 1994 Stock Plan permits (i) the grant of options to purchase shares of Common Stock intended to qualify as incentive stock options under
Section 422 of the Code ("Incentive Options"), (ii) the grant of options that do not so qualify ("Non-Qualified Options"), and (iii) the issuance or sale of Common Stock with or without restrictions ("Restricted Stock"). During 2001 no grants were made from the 1994 Stock Plan. A total of 142,618 share grants with issuance prices ranging from $0.40 to $10.00 with an average price of $5.631 were outstanding from the 1994 Stock Plan at December 31, 2001.

   The Compensation Committee may, at its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1994 Stock Plan may be exercised or vest. In the event of a merger, liquidation or sale of substantially all of the assets of the Company, the Board of Directors has the discretion to accelerate the vesting of the options granted under the 1994 Stock Plan, except that 40,000 Non-Qualified Options held by Independent Directors vest automatically in such circumstances. In addition, the 1994 Stock Plan and stock options issued thereunder terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of outstanding grants. The shares of restricted stock issued under the 1994 Plan fully vest upon any merger, liquidation or sale of substantially all of the assets of the Company.

   1996 Stock Option and Grant Plan. The 1996 Stock Plan was adopted by the Board of Directors on April 19, 1996 and was subsequently approved by the Company's stockholders. The 1996 Stock Plan was amended by the Board of Directors with the stockholders' approval on May 6, 1998 and was amended again by the Board of Directors with the stockholders' approval on May 2, 2001, in each case to increase the number of shares of Common Stock available for issuance thereunder. The 1996 Stock Plan permits (i) the grant of Incentive Options, (ii) the grant of Non-Qualified Options, (iii) the issuance or sale of Common Stock with or without vesting or other restrictions ("Stock Grants"), (iv) the grant of Common Stock upon the attainment of specified performance goals ("Performance Share Awards") and (v) the grant of the right to receive cash dividends with the holders of the Common Stock as if the recipient held a specified number of shares of the Common Stock ("Dividend Equivalent Rights"). These grants may be made to officers and other employees, consultants and key persons of the Company and its subsidiaries. In addition, Independent Directors are automatically eligible for certain grants under the 1996 Stock Plan, as described below. The 1996 Stock Plan currently provides for the issuance of up to 4,250,000 shares of Common Stock, of which no more than 300,000 shares may be issued to Independent Directors. On and after the date the 1996 Stock Plan becomes subject to Section 162(m) of the Code, options with respect to no more than 300,000 shares of Common Stock may be granted to any one individual in any calendar year. During Fiscal 2001, 773,535 options were granted from the 1996 Stock Plan. A total of 2,709,444 share grants with issuance prices ranging from $6.00 to $26.56 with an average price of $11.598 were outstanding from the 1996 Stock Plan at December 31, 2001. At December 31, 2001, 790,547 shares were available for future grants under the 1996 Stock Plan.

   The 1996 Stock Plan is administered by the Compensation Committee. Subject to the provisions of the 1996 Stock Plan, the Compensation Committee has full power to determine from among the persons eligible for grants under the 1996 Stock Plan (i) the individuals to whom grants will be granted, (ii) the combination of grants to participants and (iii) the specific terms of each grant. Incentive Options may be granted only to officers or other employees of the Company or its subsidiaries including members of the Board of Directors who are also employees of the Company or its subsidiaries.

   The option exercise price of each option granted under the 1996 Stock Plan is determined by the Compensation Committee but, in the case of Incentive Options, may not be less than 100% of the fair market value of the underlying shares on the date of grant and may not be exercisable more than ten years from the date the option is granted. If any employee of the Company or any subsidiary owns or is deemed to own at the date of grant shares of stock representing in excess of 10% of the combined voting power of all classes of stock of the Company or any subsidiary, the exercise price for options granted to such employee may not be less than 110% of the fair market value of the underlying shares on that date and the option may not be exercisable for more than five years from the date the option is granted. No option may be exercised subsequent to the termination of the optionee's employment or other business relationship with the Company unless otherwise determined by the Compensation Committee or provided in the option agreement. At the discretion of the Compensation Committee, any option may include a "reload" feature, pursuant to which an optionee exercising an option receives, in addition to the number of shares of Common Stock due on the exercise of such option an additional option, with an exercise price equal to the fair market value of the Common Stock on the date such additional option is granted. Upon the exercise of options, the option exercise price must be paid in full either in cash or, at the sole discretion of the Compensation Committee, by delivery of shares of Common Stock already owned by the optionee.

   The 1996 Stock Plan also permits Stock Grants, Performance Share Awards and grants of Dividend Equivalent Rights. Stock Grants and Performance Share Awards may be made to persons eligible under the 1996 Stock Plan, subject to such conditions and restrictions as the Compensation Committee may determine. Prior to the vesting of shares, recipients of Stock Grants generally will have all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 1996 Stock Plan or in any agreement. In the case of Performance Share Awards, the issuance of shares of Common Stock will occur only after the recipient has satisfied the conditions and restrictions set forth in the 1996 Stock Plan or in any agreement. The Compensation Committee may also make Stock Grants to persons eligible under the 1996 Stock Plan in recognition of past services or other valid consideration, or in lieu of cash compensation. In addition, the Compensation Committee may grant Dividend Equivalent Rights in conjunction with any other grant made pursuant to the 1996 Stock Plan or as a free standing grant. Dividend Equivalent Rights may be paid currently or deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue further dividends.

   The Compensation Committee may, at its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1996 Stock Plan may be exercised or vest. In the event of a merger, liquidation or sale of substantially all of the assets of the Company ("Sale Event"), the Board of Directors has the discretion to accelerate the vesting of options granted under the 1996 Stock Plan, except that options granted to Independent Directors automatically accelerate in such "Sale Event." The 1996 Stock Plan and the options issued thereunder terminate upon the effectiveness of any such "Sale Event," unless provision is made in connection with such transaction for the assumption or replacement of the outstanding options.

   Independent Director Options. The 1996 Stock Plan provides for the automatic grant of Non-Qualified Options to Independent Directors. Under such provisions, options to purchase that number of shares of Common Stock determined by dividing $200,000 by the Option Exercise Price (as defined below) will be granted to each individual when he or she first becomes a member of the Board of Directors, provided that he or she is not an employee of the Company or any subsidiary of the Company. In addition, in 1998 the Board of Directors amended the 1996 Stock Plan to provide that on the date five business days following each annual meeting of stockholders of the Company, each Independent Director who is then serving will be granted a Non-Qualified Option to purchase 12,000 shares of Common Stock. The Option Exercise Price of options granted to Independent Directors under the 1996 Stock Plan will equal the lesser of (i) the last reported sale price per share of Common Stock on the date of grant (or if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported) or (ii) the average of the last reported sales price per share of Common Stock as published in The Wall Street Journal for a period of ten consecutive days prior to such date. Options granted to Independent Directors under the foregoing provisions will vest in annual installments over four years, commencing with the date of grant, and will expire ten years after grant, subject to earlier termination if the optionee ceases to serve as a director. The exercisability of these options will be accelerated upon a "Sale Event." A total of 212,294 Non-Qualified Options have been issued to date to Independent Directors under the plan.

   1996 Employee Stock Purchase Plan. The Company's 1996 Employee Stock Purchase Plan, (the "Purchase Plan") was adopted by the Board of Directors on April 19, 1996 and was subsequently approved by the Company's stockholders. Up to 210,000 shares of Common Stock may be issued under the Purchase Plan. The Purchase Plan is administered by the Compensation Committee.

   Offerings under the Purchase Plan commence on each February 1 and August 1 and have a duration of six months. Generally, all employees who are customarily employed for more than 20 hours per week as of the first day of the applicable offering period are eligible to participate in the Purchase Plan. An employee who owns or is deemed to own shares of stock representing in excess of 5% of the combined voting power of all classes of stock of the Company may not participate in the Purchase Plan.

   During each offering, an employee may purchase shares under the Purchase Plan by authorizing payroll deductions of up to 10% of his cash compensation during the offering period. The maximum number of shares which may be purchased by any participating employee during any offering period is limited to 960 shares (as adjusted by the Compensation Committee from time to time). Unless the employee has previously withdrawn from the offering, his accumulated payroll deductions will be used to purchase Common Stock on the last business day of the period at a price equal to 85% of the fair market value of the Common Stock on the first or last day of the offering period, whichever is lower. Under applicable tax rules, an employee may purchase no more than $25,000 worth of Common Stock in any calendar year. A total of 134,049 shares of Common Stock have been issued under the Purchase Plan as of February 1, 2002.

EMPLOYMENT AGREEMENT WITH EXECUTIVE CHAIRMAN

   The Company has an Employment Agreement with Mr. Peter J. Smith, its Executive Chairman. Mr. Smith's Employment Agreement (i) provides for an annual base salary and participation in the Company's executive bonus program,
(ii) is for an indefinite term unless terminated by either party, (iii) provides for severance at the annual rate of $300,000 in the event Mr. Smith's employment is terminated by the Company without cause or in the event of a constructive termination (as defined) until the later of one year after termination or Mr. Smith's acceptance of other employment and (iv) restricts competitive activities by Mr. Smith for one year following termination of his employment other than for cause or upon a constructive termination. The Company provided Mr. Smith with $309,058 at the time of his employment to purchase an annuity that will result in payments to Mr. Smith beginning at age 62 as well as a $2.0 million term life insurance policy.

EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

   The Company has entered into a letter agreement with Mr. James E. Cashman III, its Chief Executive Officer, regarding the terms of his employment. Mr. Cashman's letter agreement (i) provides for an annual base salary of $250,000 and a target bonus payable upon the achievement of certain specified objectives of $170,000, (ii) provides Mr. Cashman with $300,000 in severance payable over a one-year period following the termination of his employment if he is terminated by "mutual consent" (as defined) or involuntarily by the Company other than for cause, (iii) provides in the case of change of control of the Company that all of his unvested stock options shall become fully vested upon the effective date of the change of control, and (iv) provides that the Company shall maintain a $2.0 million term life insurance policy on Mr. Cashman payable in the event of his death to beneficiaries designated by him. This letter agreement and Mr. Cashman's employment with the Company may be terminated by either party without notice.

                             CERTAIN TRANSACTIONS

   The Company has adopted a policy providing that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and (ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. In addition, this policy will require that any loans by the Company to its officers, directors or other affiliate, be for bona fide business purposes only.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, ("SEC") and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 2001 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table presents certain information about persons or entities known to the Company to own, directly or beneficially, more than five percent of the Company's Common Stock on February 18, 2002. The following information is based solely upon copies of filings of Schedule 13G received by the Company pursuant to the rules of the SEC.

                                                                 SHARES
                                                              BENEFICIALLY
                                                                  OWNED
                                                            --------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                         NUMBER      PERCENT
------------------------------------                        ---------    -------
FMR Corporation............................................ 1,175,000(1)  8.08%
 82 Devonshire Street
 Boston, MA 02109

--------
(1) The information reported is based on a Schedule 13G filed with the SEC on February 14, 2002 reporting beneficial ownership as of December 31, 2001.

SECURITY OWNERSHIP OF MANAGEMENT

   The following table presents certain information as to Named Executive Officers and Directors as of February 1, 2002, based on representations of Officers and Directors of the Company. All such information was provided by the stockholders listed and reflects their beneficial ownership as of February 1, 2002.

                                                            SHARES BENEFICIALLY
                                                                   OWNED
                                                            -------------------
NAME OF BENEFICIAL OWNER                                    NUMBER  PERCENT (1)
------------------------                                    ------- -----------
Peter J. Smith (2)......................................... 160,474     1.1%
James E. Cashman III (3)................................... 261,149     1.8
Paul A. Johnson (4)........................................ 106,881       *
Mark C. Imgrund (5)........................................  40,387       *
Michael J. Wheeler (6).....................................   4,402       *
Roger J. Heinen, Jr. (7)...................................  49,584       *
Jacqueline C. Morby (8)....................................  14,500       *
Bradford C. Morley (9).....................................   3,967       *
John F. Smith (10).........................................  33,584       *
Patrick J. Zilvitis (11)...................................     400       *
All executive officers and directors as a group (13 per-
 sons)..................................................... 949,509     6.5%

--------
 * Less than 1%

(1) All percentages have been determined as of February 1, 2002 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days after February 1, 2002. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days after February 1, 2002 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of February 1, 2002, a total of 14,534,632 shares of Common Stock were issued and outstanding.

(2) Includes vested options to purchase 52,528 shares. Excludes unvested options to purchase 12,000 shares.

(3) Includes vested options to purchase 257,500 shares. Excludes unvested options to purchase 242,500 shares.

(4) Includes vested options to purchase 101,750 shares. Excludes unvested options to purchase 37,750 shares.

(5) Includes vested options to purchase 24,225 shares. Excludes unvested options to purchase 16,175 shares.

(6) Includes vested options to purchase 3,750 shares. Excludes unvested options to purchase 34,050 shares.

(7) Includes vested options to purchase 49,584 shares. Excludes unvested options to purchase 29,999 shares.

(8) Includes 2,000 shares owned by a trust for the benefit of Ms. Morby's adult children, of which Ms. Morby's husband is a trustee. Excludes unvested options to purchase 12,000 shares.

(9) Includes vested options to purchase 3,967 shares. Excludes unvested options to purchase 23,898 shares

(10) Includes 4,000 shares owned by a trust primarily for the benefit of Mr. Smith's adult children, of which Mr. Smith's wife is a trustee. Includes vested options to purchase 29,584 shares. Excludes unvested options to purchase 29,999 shares.

(11)  Excludes unvested options to purchase 25,260 shares.

                                 MARKET VALUE

   On December 31, 2001, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $24.65.

                           EXPENSES OF SOLICITATION

   The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

   Stockholder proposals intended to be presented at the Company's 2003 annual meeting of stockholders must be received by the Company on or before November 28, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, PA, 15317.

   The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

                            INDEPENDENT ACCOUNTANTS

   Following the solicitation of bids to perform the Company's auditing work, on March 19, 2002, the Audit Committee of the Board of Directors of the Company dismissed PricewaterhouseCoopers LLP and selected Deloitte & Touche LLP to serve as the Company's new independent accountants for the fiscal year ending December 31, 2002.

   The firm of PricewaterhouseCoopers LLP, or a predecessor thereof, has served as the Company's independent public accountants since 1994. During these periods, the Company did not have any disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor did any report issued by PricewaterhouseCoopers LLP contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. Representatives of Deloitte & Touche LLP and PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

   The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   ANSYS, Inc.
                                   Southpointe
                              275 Technology Drive
                         Canonsburg, Pennsylvania 15317

                                      PROXY

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       FOR
                THE ANNUAL MEETING OF STOCKHOLDERS, MAY 9, 2002

     The undersigned hereby appoints JAMES E. CASHMAN, III and MARIA T. SHIELDS, attorneys and proxies, will full power of substitution, to represent the undersigned and to vote all shares of stock of ANSYS, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ANSYS, Inc. to be held at the Southpointe Club, Southpointe, 360 Southpointe Blvd., Canonsburg, Pennsylvania on Thursday, May 9, 2002, at 2:00 P.M., or at any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

            (Continued, and to be signed and dated, on reverse side)

--------------------------------------------------------------------------------
                          /|\ FOLD AND DETACH HERE /|\


     ----------------------------------------------------------------------

                       ===================================
                                 Admittance Pass
                       ===================================

                       2002 Annual Meeting of Stockholders

                                   ANSYS, Inc.

                              Thursday, May 9, 2002
                                    2:00 p.m.

                                Southpointe Club
                                  Southpointe
                             360 Southpointe Blvd.
                            Canonsburg, Pennsylvania

         Please Present This Admittance Pass When Entering The Meeting

     ----------------------------------------------------------------------

The Board of Directors recommends                    Please mark your    -----
a vote FOR the election of all                       votes as indicated    X
nominees as directors.                               in this example     -----

1.   ELECTION OF DIRECTORS
     Nominees: 01 James E. Cashman, III and 02 John F. Smith

                   FOR all nominees           WITHHOLD
                     listed above            AUTHORITY
                  (except as marked       to vote for all
                   to the contrary)           nominees

                       -----                   -----

                       -----                   -----

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

---------------------------------------------------------------------

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     By checking the box to the right, I consent to future
     delivery of annual reports, proxy statements,
     prospectuses and other materials and shareholder
     communications electronically via the Internet at a
     webpage which will be disclosed to me. I understand
     that the Company may no longer distribute printed           -----
     materials to me from any future shareholder meeting
     until such consent is revoked. I understand that I          -----
     may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services
     LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

                                            -----
         PLAN TO ATTEND THE MEETING
                                            -----

         THIS PROXY WILL BE VOTED AS DIRECTED HEREON, OR IF RETURNED EXECUTED, WITH NO DIRECTION GIVEN, WILL BE VOTED FOR THE NOMINEES AS DIRECTORS.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

         THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

         Executors, administrators, trustees, attorneys, etc., should give full title as such. If the signer is a corporation or partnership, please sign full corporate or partnership name by duly authorized officer.

Signature(s)________________________________________ Date________________, 2002

--------------------------------------------------------------------------------
                          /|\ FOLD AND DETACH HERE /|\

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                -------------------------------------------------
                                    Internet
                           http://www.eproxy.com/anss
                   Use the Internet to vote your proxy. Have
                   your proxy card in hand when you access the
                   web site. You will be prompted to enter your
                   control number, located in the box below, to
                   create and submit an electronic ballot.
                -------------------------------------------------

                                       OR

                -------------------------------------------------
                                    Telephone
                                 1-800-435-6710
                   Use any touch-tone telephone to vote your
                   proxy. Have your proxy card in hand when you
                   call. You will be prompted to enter your
                   control number, located in the box below,
                   and then follow the directions given.
                -------------------------------------------------

                                       OR

                -------------------------------------------------
                                      Mail

                              Mark, sign and date
                                your proxy card
                                      and
                                return it in the
                             enclosed postage-paid
                                   envelope.
                -------------------------------------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.